UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2013
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ENERGY TRANSFER PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3738 Oak Lawn Avenue, Dallas, Texas 75219
(Address of principal executive offices)

(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On April 5, 2013, Energy Transfer Partners, L.P. (the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc. (the “Underwriter”), pursuant to which the Partnership agreed to sell to the Underwriter 13,800,000 common units (the “Units”) representing limited partner interests in the Partnership (including 1,800,000 Units pursuant to the full exercise of the Underwriter’s option to purchase additional Units) at a price of $47.58 per Unit (net of underwriting discounts and commissions in the amount of $0.47 per Unit). The Units have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3ASR (File No. 333-171697) of the Partnership, as supplemented by the Prospectus Supplement dated April 5, 2013 relating to the Units, filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 424(b) of the Securities Act on April 9, 2013. Legal opinions relating to the Units are included as Exhibits 5.1 and 8.1 hereto.
The Underwriting Agreement contains customary representations, warranties and agreements by the Partnership, and customary conditions to closing, indemnification obligations of the Partnership and the Underwriter, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.
The Underwriter may, from time to time, engage in transactions with and perform services for the Partnership and its affiliates in the ordinary course of business. An affiliate of the Underwriter is a lender under the Partnership’s amended and restated revolving credit facility and, accordingly, will receive a portion of the net proceeds from this offering.
Item 7.01. Regulation FD Disclosure.
On April 5, 2013, the Partnership issued a press release announcing that it had priced the offering of the Units. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of the Exhibit
1.1	Underwriting Agreement dated as of April 5, 2013 between the Partnership and Barclays Capital Inc.
5.1	Opinion of Latham & Watkins LLP regarding legality of the Units.
8.1	Opinion of Latham & Watkins LLP relating to tax matters.
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).
23.2	Consent of Latham & Watkins LLP (included in Exhibit 8.1 hereto).
99.1	Press release, dated April 5, 2013, announcing the pricing of the Units.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.
By:    Energy Transfer Partners GP, L.P., its general partner
By:     Energy Transfer Partners, L.L.C., its general partner

By:      /s/ Martin Salinas, Jr.
Martin Salinas, Jr.
Chief Financial Officer
Dated: April 10, 2013

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit
1.1	Underwriting Agreement dated as of April 5, 2013 between the Partnership and Barclays Capital Inc.
5.1	Opinion of Latham & Watkins LLP regarding legality of the Units.
8.1	Opinion of Latham & Watkins LLP relating to tax matters.
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).
23.2	Consent of Latham & Watkins LLP (included in Exhibit 8.1 hereto).
99.1	Press release, dated April 5, 2013, announcing the pricing of the Units.

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